UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2006

VAXGEN, INC.

(Exact name of Registrant as Specified in its Charter)

DELAWARE	0-26483	94-3236309
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer incorporation or Identification Number)

1000 MARINA BOULEVARD, SUITE 200, BRISBANE, CALIFORNIA 94005

(Address of Principal Administrative Offices)

Registrant’s Telephone Number, Including Area Code: (650) 624-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1—REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01. Entry into a Material Definitive Agreement.

On June 28, 2006, VaxGen, Inc. (“the Company”) entered into a Share Purchase Agreement (“the Agreement”) with Nexol Co., Ltd., Nexol Biotech Co., Ltd., and Nexol Venture Capital Co., Ltd. (together, “Nexol”). Under the terms of the Agreement, the Company agreed to sell 3,569,788 shares of its Celltrion, Inc. (“Celltrion”) common stock for an aggregate amount of approximately $79.0 million in cash (“the Transaction”). The sale was completed on June 28, 2006. Celltrion was formed in 2002 by the Company, Nexol and certain other Korean partners to build and operate a large-scale biopharmaceutical manufacturing facility in the Republic of Korea. The Nexol entities together represent Celltrion’s largest shareholder.

Also under the terms of the Agreement, the Company issued to Nexol an option to purchase up to 2,193,227 shares of VaxGen’s remaining Celltrion common stock at 22,000 Korean Won per share. The option is exercisable through December 30, 2006.

The Share Purchase Agreement is attached as Exhibit 10.1 to this report and is incorporated herein by reference.

SECTION 2—FINANCIAL INFORMATION

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 is hereby incorporated by reference into Item 2.01. The price for the shares of Celltrion common stock sold in the Transaction was determined following extensive negotiation between the parties.

SECTION 8—OTHER EVENTS

Item 8.01. Other Events.

On June 29, 2006, VaxGen, Inc. issued a press release entitled, “VaxGen Raises $79M Through Sale of Interest in Overseas Biopharmaceutical Manufacturing Facility; Expects to Raise Additional $50M by December”.

This press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

SECTION 9—FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired. Not applicable.
(b)	Pro Forma Financial Information. To be filed in an amendment to this Form 8-K, when available, if required.
(c)	Shell Company Transactions. Not applicable.
(d)	Exhibits.

Exhibit No.	Description

10.1	Share Purchase Agreement, between Nexol Co., Ltd., Nexol Biotech Co., Ltd., Nexol Venture Capital Co., Ltd. and VaxGen, Inc., dated June 28, 2006.

99.1	Press release dated June 29, 2006 entitled, “VaxGen Raises $79M Through Sale of Interest in Overseas Biopharmaceutical Manufacturing Facility; Expects to Raise Additional $50M by December”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VaxGen, Inc.
(Registrant)

Dated: July 5, 2006	By: /s/ Matthew J. Pfeffer
Matthew J. Pfeffer Senior Vice President, Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Share Purchase Agreement, between Nexol Co., Ltd., Nexol Biotech Co., Ltd., Nexol Venture Capital Co., Ltd. and VaxGen, Inc., dated June 28, 2006.

99.1	Press release dated June 29, 2006 entitled, “VaxGen Raises $79M Through Sale of Interest in Overseas Biopharmaceutical Manufacturing Facility; Expects to Raise Additional $50M by December”.